Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events

23.   SUBSEQUENT EVENTS

On May 13, 2022, the Company announced that its board of directors has authorized a share repurchase program under which the Company may repurchase up to US$20 million worth of its outstanding (i) American depositary shares (“ADSs”), each representing one Class A ordinary share, and/or (ii) Class A ordinary shares over the next 12 months.

Subsequent to December 31, 2021, the Group made new loans of RMB162million (USD25.4million) to GTI and its subsidiaries, and these companies repaid RMB42million (USD6.6million). As of May 16, 2022, amounts due from GTI and its subsidiaries amounted to RMB403.5 million (USD63.1 million), and the amount due to GTI was RMB3.7 million (USD0.6 million).

On May 16, 2022, the Company entered into a definitive agreement (the “Sale and Purchase Agreement”) to acquire Da Niang Dumplings and Bellagio, two leading restaurant chain businesses in China (collectively, the “Target Businesses”), from GTI, the Company’s controlling shareholder, and a letter agreement (the “Letter Agreement”) in relation to the Sale and Purchase Agreement. Pursuant to the Sale and Purchase Agreement, the Company will acquire all of the issued and outstanding shares in Gen-Spring Limited, which at closing will own (i) all of the issued and outstanding equity interests in the Da Niang Dumplings business, and (ii) approximately 83.9% of the issued and outstanding equity interests in the Bellagio business, for an aggregate purchase price equal to the USD equivalent of RMB399.8 million (the “Proposed Acquisition”). Upon closing, GTI and its subsidiaries will fully settle all outstanding amounts due to the Company and from the Company aforementioned above in lieu of receiving consideration for the purchase price to be paid by the Company (“Consideration”).

The board of directors of the Company formed a special committee (the “Special Committee”) consisting solely of independent directors to consider the Proposed Acquisition. With the assistance of its own independent financial and legal advisors, the Special Committee assessed the Proposed Acquisition and conducted arm's-length negotiations with GTI in relation to the Proposed Acquisition. The Special Committee has received from its independent financial advisor a written opinion to the effect that the Consideration is fair, from a financial point of view, to the Company. Acting upon the unanimous recommendation of the Special Committee, the board of directors approved the Proposed Acquisition.

The closing of the Proposed Acquisition is subject to the satisfaction or waiver of customary closing conditions. Management and the directors of the Group have assessed that it is probable that the waiver of the above conditions will be obtained, and currently expects that the closing will occur in the second half of 2022. As the Group and the Target Businesses are under the common control of GTI before and after the Proposed Acquisition, management expects to account for the acquisition as a common control transaction in a manner similar to the pooling-of-interests method.